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                           ASSET ACQUISITION AGREEMENT
                           ===========================

THIS AGREEMENT is made effective this 20th day of March, 2006.


BETWEEN:

                 ENVIRONMENTAL CONTROL CORP., a company incorporated pursuant to the laws of Newfoundland and Labrador with an office located at P.O. Box 8340, 85 Kenmount Road, St. John's, Newfoundland, A1B 3N7;

                 (the "Vendor")


                                                               OF THE FIRST PART

AND:
                 BOSS MINERALS, INC., a company incorporated pursuant to the laws of Nevada with an office located at 400 - 318 Homer Street, Vancouver, British Columbia, V6B 2V2;

                 (the "Purchaser")


                                                              OF THE SECOND PART

WHEREAS:



A. The Vendor is the owner of a 100% interest in all the property, assets and intellectual property necessary for the research, development, production and manufacture of emission control equipment for combustion engines including, without limitation, the assets described in Schedule "A" hereto (collectively, the "Assets");

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Assets upon the following terms and conditions; and

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.               VENDOR'S REPRESENTATIONS

                  The Vendor represents and warrants to the Purchaser now and at the closing that:

          (a) the Vendor is a company duly incorporated under the Corporations Act of Newfoundland and Labrador and is duly organized, validly exists and is in good standing under the laws of Newfoundland and Labrador;

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          (b) the Vendor have good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal title and beneficial ownership of the Shares to the Purchaser;

          (c) the Vendor has good and marketable title to the Assets, all of which are free and clear of all liens, charges and encumbrances, and all of which Assets are in the possession of or under the control of the Vendor;

          (d) the performance of this Agreement will not be in violation of the Memorandum or Articles of the Vendor or any of Agreement to which any of the Vendor is a party and will not give any person or Vendor any right to terminate or cancel any agreement or any right enjoyed by the Vendor and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Shares or the Vendor's assets;

          (e) there has been no act of God, damage, destruction, loss, labour disruption or trouble, or other event (whether or not covered by insurance) materially and adversely affecting any of the Assets or the organization, operations, affairs, business, properties, prospects or financial condition or position of the Vendor's business operations;

          (f) the Vendor holds, and shall transfer to the Purchasers on the Closing Date, all permits, licences, registrations and authorizations necessary to own and operate the Assets and carry on its business;

          (g) the Assets constitute all of the rights, assets and properties that are usually and ordinarily used or held for use in connection with or otherwise related to the operation of the Vendor's business;

          (h) the Vendor has not, directly or indirectly, engaged or entered into any transaction or incurred any liability or obligation which might materially and adversely affect any of the Assets or the organization, operations, affairs, business, properties, prospects or financial condition or position of the Vendor's business

          (i) there is no indebtedness of the Vendor that might, by operation of law or otherwise, now or hereafter constitute or be capable of forming an encumbrance upon any of the Assets;

          (j)no action, suit, judgment, investigation, inquiry, assessment, reassessment, litigation, determination or administrative or other proceeding or arbitration before or of any court, arbitrator or governmental authority is in process, or pending or threatened, against or relating to the Vendor's business or any of the Assets and no state of facts exists which could constitute the basis therefor;

          (k) the Vendor's business complies with all applicable laws, including all environmental, health and safety statutes and regulations;

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          (l) there is no written, verbal or implied agreement, option, understanding or commitment or any right or privilege capable of becoming any of the same, for the purchase from the Vendor of its business or any of the Assets, other than purchase orders accepted by the Vendor in the usual and ordinary course of the operation of its business;

          (m) none of the Assets is in any respect infringing the right of any person under or in respect of any patent, design, trade mark, trade name, copyright or other industrial or intellectual property; and


          (n) except as disclosed in this Agreement, neither the Vendor nor any of the Shareholders has any information or knowledge of any fact relating to the Vendor's business, the Assets or any indebtedness of the business or the transactions contemplated hereby which might reasonably be expected to affect, materially and adversely, any of the Assets or the organization, operations, affairs, properties, prospects or financial condition or position of the business.


2.       PURCHASER'S REPRESENTATIONS


          The Purchaser represents and warrants to the Vendor now and at closing that:

          (a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and is a "reporting Vendor" in the United States. The Vendor's shares are quoted for trading on the OTC Bulletin Board;

          (b) the Purchaser is in good standing with the United States Securities & Exchange Commission (the "Commission") and the National Association of Securities Dealers. All of the Purchaser's filings submitted to the Commission are true and accurate as at the date of such filing;

          (c) as of the date of this Agreement, the Purchaser's authorized Shares capital consists of 75,000,000 shares of common stock with a par value of $0.001 per share, of which 7,500,000 shares of common stock are issued and outstanding as fully paid and non-assessable shares. In accordance with the terms of this Agreement, the Purchaser shall split its stock following the execution of this Agreement such that each pre-split share of common stock shall be exchanged for five shares of post-split common stock. No other person shall have any written or verbal agreement or option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase of common Shares in the capital of the Purchaser;

          (d) the Vend-In Shares (as defined below) will, upon issuance, be validly issued, nonassessable and free and clear of all liens, charges and encumbrances;

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          (e) no person, firm or corporation has any subscription or issuance of any securities in the capital of the Vendor;

          (f) the Articles and Bylaws of the Purchaser permit its to carry on its present and intended businesses, including the business currently conducted by the Vendor;

          (g) The corporate records and minute books of the Purchaser contain complete and accurate minutes of all meetings of the directors and shareholders of the Purchaser held since incorporation;

          (h) the Purchaser has no knowledge of any:

                (i) actions, suits, investigations or proceedings against the Purchaser which are in progress, pending or threatened;


                (ii)   outstanding judgments of any kind against the Purchaser;
                       or

                (iii)  occurrences or events which have, or might  reasonably be
        ` expected to have, a material adverse effect on the Purchaser's intended business.

          (i) the Purchaser has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity;

          (j) the Purchaser's financial statements as filed with the United States Securities & Exchange Commission (the "Purchaser's Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent the Purchaser's financial position at that date. Since the date to which the Purchaser's Statements were prepared:


                (i) there has not been any material adverse change in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of the Purchaser or any damage, loss or other change in circumstances materially affecting the business or assets of the Purchaser or its right or capacity to carry on business before or after Closing;

                (ii) the Purchaser has not waived or surrendered any right of material value;

                (iii) the business of the Purchaser has been conducted in the ordinary course; and

                (iv) the Purchaser has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

                (k) the Purchaser is not a party to any contracts, leases, licenses, commitments and other agreements relating to its assets or its business;

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          (l) the Purchaser does not have and has never had any employees: and

          (m) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving the Purchaser. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of the Purchaser's knowledge, no investigation by any governmental agency, pertaining to the Purchaser or its assets is pending or has been threatened against the Purchaser which could adversely affect the financial condition or prospects of the Purchaser or the conduct of the business thereof or any of the Purchaser's assets or materially adversely affect the ability of the Purchaser to consummate the transactions contemplated by this Agreement.


3.               EFFECT OF REPRESENTATIONS

3.1 The representations and warranties of the Vendor and the Purchaser (the "Parties") set out above form a part of this Agreement and are conditions upon which the Parties have relied in entering into this Agreement and shall survive the acquisition of the Assets by the Purchaser.

3.2 The Parties will indemnify and save each other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

4.               PURCHASE AND SALE OF ASSETS

4.1 The Purchaser hereby agrees to purchase from the Vendor and the Vendor hereby agrees to sell to the Purchaser an undivided 100% right, title and interest in and to the Assets in consideration of the Purchaser:

          (a) issuing 22,500,000 shares of restricted common stock (the "Vend In Shares") to the Vendor. Upon issuance, the Vend-In Shares shall be fully paid, non-assessable and free and clear of all liens, charges and other encumbrances, other than resale restrictions imposed on the Vendor by applicable securities laws;

          (b) issuing a convertible promissory note (collectively, the "Notes") to each of the following creditors (each a "Creditor") of the Vendor in a form acceptable to each of them,

     Name of Creditor                             Amount of Debt
     ---------------                              ---------------------


     MJM Enterprises Ltd.                         $ 106,200.00
     Hickman Motors Limited                       $ 211,179.19


4.2 Each of the Notes shall provide that the Creditor may, at his sole option, convert a portion or all of the principal and accrued interest due to him into shares of restricted common stock in the capital of the Purchaser at a rate of CDN$0.10 in debt per share. In addition, during the term

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of each Note,  simple interest shall accrue on the principal outstanding at a rate of 10% per annum commencing on the date of Closing.

4.3 In further consideration of the purchase of the Assets, the Purchaser shall appoint Terrence J.P. Mugford as a director of the Purchaser forthwith upon the execution of this Agreement.

5.               CLOSING

                 The sale and purchase of the Assets shall be closed at the office of the Purchaser at 11:00am on March 24, 2006 or on such other date or at such other place as may be agreed upon by the Parties (the "Closing Date" or "Closing").

6.               ACTIONS BY THE PARTIES PENDING CLOSING

                 From and after the date hereof and until the Closing Date, the Vendor and Purchaser covenant and agree that:

        (a) the Purchaser, and its authorized representatives, shall have full access during normal business hours to all documents of the Vendor relating to the Assets and shall have full access to inspect the Assets, and the Vendor shall furnish to the Purchaser or its authorized representatives all information with respect to the Assets as the Purchaser may reasonably request;

         (b) the Vendor, and its authorized representatives, shall have full access during normal business hours to all documents relating to the Purchaser's affairs that the Vendor may reasonably request; and

         (c) the Vendor shall not enter into any contract or commitment to purchase or sell any interest in the Assets without the prior written consent of the Purchaser.

7.               CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS

                  Each and every obligation of the Vendor to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Vendor:

         (a) The representations and warranties made by the Purchaser in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

         (b) The name of the Purchaser shall be changed to "Environmental Control Corp." and the Purchaser shall have completed a split of its common stock such that every share issued and outstanding prior to the split shall have been exchanged for five post-split shares of the Purchaser;

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         (b)      The Purchaser shall deliver to the Vendor:


                (i)   executed Notes in a form acceptable to the Creditors;

                (ii) a copy of resolutions of the Purchaser's Board of Directors authorizing the execution of this Agreement, the acquisition of the Assets and the execution of the Notes whereby the Purchaser shall assume the Vendor's obligations to the Creditors; and

                (iii) pro forma  financial statements in the required form for a filing in accordance with the requirements of Form 8-K.


8.               CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

               Each and every obligation of the Purchaser to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the
          Purchaser:


               (a) The representations and warranties made by the Vendor in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

               (b) The Vendor shall deliver to the Purchaser:

                  (i) a bill of sale evidencing the sale and transfer of title to the Assets from the Vendor to the Purchaser;


                  (ii) a copy of resolutions of the Vendor's Board of Directors authorizing the execution of this Agreement and the sale of the Assets to the Purchaser; and


                  (iii) a copy of minutes of a meeting of the shareholders of the Vendor approving the Vendor's sale of substantially its whole undertaking to the Purchaser upon the terms of this Agreement.

9.                FURTHER ASSURANCES

                  The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

 10.              ENTIRE AGREEMENT

                  This  Agreement  constitutes  the  entire  agreement  to  date
between  the  parties   hereto  and   supersedes   every   previous   agreement,
communication, expectation, negotiation, representation

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or  understanding,  whether  oral or written,  express or implied,  statutory or otherwise, between the parties with respect to the subject of this Agreement.

11.              TIME OF ESSENCE

                 Time shall be of the essence of this Agreement.

12.              TITLES

                  The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

13.              SEVERABILITY

                  If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.              APPLICABLE LAW

                  The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the Province of British Columbia. The parties agree to attorn to the jurisdiction of the Courts of the Province of British Columbia.

 15.             ENUREMENT

                  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.


 ENVIRONMENTAL CONTROL CORP.                                 BOSS MINERALS, INC.


per:   Bert Hickmanb                                    Per:  Andrei Krioukov
-------------------------------                         ------------------------
Authorized Signatory                                    Authorized Signatory

per:   Gary Bishop
-------------------------------
Authorized Signatory



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